Subsequent Events	3 Months Ended
Mar. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

NOTE 16 – SUBSEQUENT EVENTS

Debt Repayment

On April 1, 2014 the Company repaid $1.3 billion of maturing unsecured debt that had a coupon of 5.25%.

Dividend Declared and Share Repurchase Authorization

In April 2014, the Board of Directors declared a quarterly cash dividend of $0.10 per share payable on May 30, 2014 and authorized an additional share repurchase of up to $300 million of common stock through December 31, 2014, bringing the total authorized repurchase to $607 million for 2014.

Student Loan Sale

On April 25, 2014, the Company completed the sale of the student loan business, which was included in AHFS, along with certain secured debt and servicing rights.  Approximately $3.2 billion of debt was extinguished, including $0.8 billion that was repaid using a portion of the cash proceeds. As a result, we expect to recognize a net gain of over $50 million and will record incremental expense related to exiting the business.

Aircraft Securitization Debt Redemption

On April 18, 2014, CIT gave notice to the indenture trustee of our intention to redeem on May 20, 2014 $366 million of outstanding secured debt related to two aircraft securitization vehicles. These notes are also included as reference obligations in the GSI TRS. As a result of this redemption, during the second quarter, CIT expects to recognize income of approximately $16 million from acceleration of the debt FSA and reimbursement of the debt original issue discount related to these notes.